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                                POWER OF ATTORNEY
       WITH RESPECT TO THE REGISTRATION STATEMENTS COVERING SECURITIES AND
      DERIVATIVE SECURITIES ISSUED BY DRESSER INDUSTRIES, INC. PURSUANT TO
                   VARIOUS EMPLOYEE AND NON-EMPLOYEE DIRECTOR
                                  BENEFIT PLANS


    Each of the undersigned, a director and/or officer of DRESSER INDUSTRIES, INC. (the "Company"), appoints each Rebecca R. Morris and Alice (Ande)
Hinds, his or her true and lawful attorney-in-fact and agent to do any and all acts and things and execute any and all instruments which the attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments thereto relating to the issuance and sale of the above-captioned Securities and derivative Securities as authorized at a meeting of the Board of Directors of the Company held on September 18, 1997, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to such Registration Statement or Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, filed therewith, and to file them with the Commission. Each of the undersigned further authorizes the attorneys-in-fact and agents to prepare for distribution one or more Prospectuses in conformity with the provisions of the Act and in connection with the Registration Statement or Registration Statements hereby authorized to file with the Commission. Each of the undersigned ratifies and confirms all that any of the attorneys-in-fact and agents shall do or cause to be done by virtue hereof. Any one of the attorneys-in-fact and agents individually shall have, and may exercise, all the powers conferred by this instrument.

    Each of the undersigned has signed his or her name as of the 18th day of September, 1997.

    /s/ WILLIAM E. BRADFORD                             /s/ RAY L. HUNT
    -------------------------------------------------   ------------------------
    (William E. Bradford, Director, Chairman of         (Ray L. Hunt, Director)
    the Board and Chief Executive Officer)


    /s/ SAMUEL B. CASEY, JR.                            /s/ J. LANDIS MARTIN
    -------------------------------------------------   ------------------------
    (Samuel B. Casey, Jr., Director)                    (J. Landis Martin,
                                                         Director)


    /s/ LAWRENCE S. EAGLEBURGER                         /s/ LIONEL H. OLMER
    -------------------------------------------------   ------------------------
    (Lawrence S. Eagleburger, Director)                 (Lionel H. Olmer,
                                                         Director)


    /s/ SYLVIA A. EARLE, PH.D.                          /s/ JAY A. PRECOURT
    -------------------------------------------------   ------------------------
    (Sylvia A. Earle, Ph.D., Director)                  (Jay A. Precourt,
                                                         Director)


    /s/ RAWLES FULGHAM                                  /s/ DONALD C. VAUGHN
    -------------------------------------------------   ------------------------
    (Rawles Fulgham, Director)                          (Donald C. Vaughn,
                                                        Director, President and
                                                        Chief Operating Officer)


    /s/ JOHN A. GAVIN                                   /s/ RICHARD W. VIESER
    -------------------------------------------------   ------------------------
  (John A. Gavin, Director)                             (Richard W. Vieser,
                                                         Director)